UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 1, 2013

Fusion-io, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35188	20-4232255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2855 E. Cottonwood Parkway, Suite 100

Salt Lake City, Utah 84121

(Address of principal executive offices) (Zip code)

(801) 424-5500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2013, Fusion-io, Inc. issued a press release reporting financial results for the fiscal fourth quarter and fiscal year ended June 30, 2013. The full text of this press release is furnished as Exhibit 99.1 hereto.

Fusion-io makes reference to non-GAAP financial measures in the press release, and includes information regarding such measures in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 1, 2013, Lance L. Smith has been appointed President of Fusion-io, Inc. (the “Company”). Mr. Smith will continue to serve as Chief Operating Officer of the Company. Shane V Robison will continue to serve as Chief Executive Officer and Chairman of the Board, and Mr. Smith will continue to report to Mr. Robison.

Mr. Smith, age 49, has served as the Company’s Chief Operating Officer since April 2010, as the Company’s Executive Vice President since October 2010, as the Company’s Senior Vice President of Engineering from September 2009 to October 2010, and as the Company’s Senior Vice President of Product Management and Marketing from May 2008 to September 2009. From January 2003 to May 2008, Mr. Smith served as vice president and general manager of RMI Corporation, a semiconductor company that was acquired by NetLogic Microsystems Inc. in 2011. From 2000 to 2002, Mr. Smith served as senior vice president, business development of Raza Foundries, Inc., a broadband networking and communications investment company, and served in various interim executive roles at Pacific Broadband Communications, Inc., Acirro, Inc. and Omnishift Technologies Inc. He also served as the director of commercial segment marketing and director of technical marketing for the computational products group of Advanced Micro Devices, Inc., the x86 microprocessor and video card maker, and had management roles at technology companies NexGen, Inc. and Chips and Technologies, Inc. Mr. Smith holds a B.S. in Electrical Engineering from Santa Clara University.

Upon the effectiveness of his promotion, Mr. Smith’s annual base salary was increased from $360,000 to $425,000. The target for Mr. Smith’s short-term, non-equity incentive award opportunity, which award will be based on performance for the fiscal year ending June 30, 2014, was also increased upon the effectiveness of his promotion from 70% of his previous annual base salary to 80% of his new annual base salary.

Incentive compensation for Mr. Smith has been established pursuant and subject to the terms of the Company’s Executive Incentive Compensation Plan, a copy of which was filed as an exhibit to the Company’s Registration Statement on Form S-1, as amended, filed on May 23, 2011.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Fusion-io, Inc. dated August 7, 2013, regarding the fiscal fourth quarter and fiscal year 2013 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION-IO, INC.

Date: August 7, 2013	By:	/s/ DENNIS P. WOLF
	Name:	Dennis P. Wolf
	Title:	Chief Financial Officer and
Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Fusion-io, Inc. dated August 7, 2013, regarding the fiscal fourth quarter and fiscal year 2013 financial results.